Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

(Separate Account)

Supplement to:

UniVar

Prospectus Dated May 1, 2007

Supplement Dated May 1, 2020

1.	Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Fidelity® Variable Insurance Products *	Fidelity Management & Research Company LLC
Fidelity® VIP Equity-Income PortfolioSM, Initial Class (1)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index**.
Fidelity® VIP Government Money Market Portfolio, Initial Class (1)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio, Initial Class (1)	Seeks to achieve capital appreciation.
Fidelity® VIP High Income Portfolio, Initial Class (1)	Seeks a high level of current income, while also considering growth of capital.
Fidelity® VIP Overseas Portfolio, Initial Class (1,2)	Seeks long-term growth of capital.
Subadvisers: (1) Other investment advisers serve as sub-advisers for the fund and (2) FMR Investment Management (UK) Limited (FMR UK)

*	FIDELITY is a registered service mark of FMR LLC. Used with permission.
**	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.

2.	The following is added to the first page of your prospectus:

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide service to our policy owners. We continuously monitor the life insurance company’s investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

3.	The instructions for electing to receive communications electronically, on page one of your prospectus, are replaced with the following:

You may elect to receive shareholder reports and other communications from us electronically by:

  Calling our Customer Service Center at 800-745-1112, or
  Visiting ameritas.com and following these instructions:
•	Click on Account Access.
•	Select Life/Annuities/Disability and click Customer Login.
•	Click on your variable policy number, then the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	First time users select Register and follow the simple registration prompts. You will need your policy number and Social Security Number or tax identification number and date of birth.

IN 2427 5-20

4.	In the section titled Life Insurance Qualification; Tax Treatment of Death Benefit, the first and second bullet points are revised as follows:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit generally should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance or if the policy is transferred for value, particularly in a reportable policy sale. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

5.	In the section titled Distributions from Policies Not Classified as Modified Endowment Contracts, the first sentence of the third paragraph is revised as follows:

Distributions (including upon surrender and partial withdrawals) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2427 5-20